UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               GASCO ENERGY, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set  forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

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            (2) Form, Schedule or Registration Statement No.:

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            (3) Filing Party:

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            (4) Date Filed:

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


                               GASCO ENERGY, INC.
                         8 INVERNESS DRIVE E. SUITE 100
                               ENGLEWOOD, CO 80112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 14, 2006

To the Stockholders:

The 2006 Annual Meeting of the Stockholders of Gasco Energy, Inc., a Nevada corporation, will be held on Wednesday, June 14, 2006 at 10:00 a.m., Mountain Daylight Time, in Conference Room 10 of the Sheraton Denver Tech Center, located at 7007 South Clinton Street, Greenwood Village, Colorado. The Annual Meeting will be held for the following purposes:

     1. To elect eight directors to serve until the 2007 Annual Meeting of Stockholders.

     2. To ratify the appointment of Hein & Associates LLP as independent auditors of the Company for the fiscal year ending December 31, 2006.

     3. To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

The close of business on April 27, 2006 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope. Your vote is important.



                                             By Order of the Board of Directors,


                                             /s/ W. King Grant
                                             ------------------------
                                             W. King Grant
                                             Secretary


May 8, 2006

                               GASCO ENERGY, INC.
                        8 Inverness Drive East, Suite 100
                            Englewood, Colorado 80112
                                 (303) 483-0044

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 14, 2006

                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Gasco Energy, Inc., a Nevada corporation (the "Company" or "Gasco"), for use at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held in Conference Room 10 of the Sheraton Denver Tech Center, located at 7007 South Clinton Street, Greenwood Village, Colorado on Wednesday, June 14, 2006 at 10:00 a.m., Mountain Daylight Time, or at any adjournment(s) thereof. This Proxy Statement and the enclosed Proxy Card has been sent to stockholders on or about May 8, 2006.

The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Annual Meeting. If no direction is made, validly executed and returned proxies will be voted for the election of the nominees for director named below, for ratification of the appointment of independent auditors and in the discretion of the proxy holders with respect to any other matters properly brought before the Annual Meeting.

The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, email or facsimile, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's Common Stock and Preferred Stock and the Company will reimburse them for their reasonable expenses incurred in doing so.

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 has been mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. The Form 10-K does not constitute a part of this proxy soliciting material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

At the close of business on April 27, 2006, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 85,714,609 shares of Common Stock.

A quorum of stockholders is necessary for a valid meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the total outstanding shares of Common Stock entitled to vote at the Annual Meeting, either present in person or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining the presence of a quorum.

If a quorum is present at the Annual Meeting, the eight director nominees who receive the greatest number of votes cast by shares of Common Stock present in person or by proxy and entitled to vote shall be elected as directors. The affirmative vote by the holders of a majority of the shares of Common Stock present and voting is required to ratify the selection of Hein & Associates LLP as the Company's independent auditors for 2006 provided such shares voting affirmatively also constitute a majority of the number of shares required for a quorum.

Abstentions and broker non-votes will have no effect on the outcome of the election of directors, assuming a quorum is present or represented by proxy at the Annual Meeting. With respect to all other matters, abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on such matters. A broker non-vote occurs if a broker or other nominee of shares does not have discretionary authority and has not received voting instructions with respect to a particular matter.

                              ELECTION OF DIRECTORS
                             (Item A on Proxy Card)

Eight directors are to be elected at the Annual Meeting. If elected, each director will serve until the Company's 2007 Annual Meeting or until his successor has been elected and qualified. Each of the nominees serves as a director of the Company and all of the directors are required to stand for election at the Annual Meeting because the directors hold annual terms.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The following table sets forth information regarding the names, ages and positions with the Company and the length of continuous service as a director of the Company.

The Board of Directors Recommends Voting "For" the Election of Each of the Director Nominees

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                       Age as of
      Name                       Positions with the Company             3/31/06

 Common Stock Nominees
 Marc A. Bruner              Director of Gasco since 2001;                56
                              Chairman of the Board of Directors
                              and Strategic Consultant for the Company
 Richard J. Burgess          Director of Gasco since 2003                 74
 Charles B. Crowell          Director of Gasco since 2002                 62
 Mark A. Erickson            Director of Gasco since 2001; Chief          46
                              Executive Officer and President
 Richard S. Langdon          Director of Gasco since 2003                 55
 Carmen J. (Tony) Lotito     Director of Gasco since 2001                 62
 John A. Schmit              Director of Gasco since 2003                 38
 Carl Stadelhofer            Director of Gasco since 2001                 52

The Board of Directors has determined that each of the above nominees other than Messrs. Bruner and Erickson is independent pursuant to the rules and regulations of the American Stock Exchange. The following sets forth certain biographical information concerning each of the Company's directors.

At Large Directors

Marc A. Bruner. Mr. Bruner has served as the Chairman of the Board of Directors of Gasco and as a member of Gasco's executive committee since February 2001. From November 2004 until April 1, 2005, Mr. Bruner served as Chairman, Chief Executive Officer and President of Mako Energy Corporation ("Mako"). Mako merged with Falcon Oil and Gas Ltd. ("Falcon") on April 1, 2005 at which time Mr. Bruner became the Chairman, Chief Executive Officer and President of Falcon. Falcon is listed on the Toronto Venture Exchange. From November 2002 until present Mr. Bruner has been the largest shareholder of Galaxy Energy Corporation, a publicly traded natural gas and coalbed methane exploration and development company. From January 1996 to January 1999, Mr. Bruner was founding Chairman of the Board of Ultra Petroleum, an American Stock Exchange listed natural gas company. Ultra's business is focused on tight sand development in the Green River Basin of Wyoming. In late 1997, Mr. Bruner co-founded Pennaco Energy, Inc., a coal bed methane company. In 1996, Mr. Bruner co-founded RIS Resources International, a natural gas company, and served as a Director until late 1997.

Richard J. Burgess. Mr. Burgess has served as a director and a member of the compensation committee of the Company since May 2003. Mr. Burgess served as President and CEO of NOMECO before retiring in 1994. NOMECO later became CMS Oil and Gas Company, which is a wholly owned subsidiary of CMS Energy Corporation
(NYSE). Mr. Burgess received a B.S. degree (honors) in Geology from the University of Manitoba and has held various positions in the oil and gas industry since 1954. Mr. Burgess currently serves on the Board of Directors of Michigan Oil and Gas Association and ROC Oil Company and is a former director of Miller Exploration, Seagull Energy, Command Petroleum and Sydney Oil Company. Mr. Burgess has been involved, in various capacities, with the American Association of Petroleum Geologists, Independent Petroleum Association of America, Ontario Petroleum Institute and Potential Gas Committee.

Charles B. Crowell. Mr. Crowell has served as a director and a member of the audit, compensation and executive committees of Gasco since July 2002. Since 1993, Mr. Crowell has been a practicing attorney and a consultant to oil and gas companies, and was a senior member of Crowell & Bishop, PLLC, Attorneys from November 1995 through June 1998. From September 1996 until June 2000, Mr. Crowell held the position of Manager at Enigma Engineering Company, LLC. Mr. Crowell also worked at Triton Energy Corporation where he held the positions of Executive Vice President, Administration from November 1991 to May 1993, Senior Vice President and General Counsel from August 1989 to October 1991 and Vice President and General Counsel from November 1981 to July 1989. From June 1999 to February 2001, Mr. Crowell served as a director of Comanche Energy, Inc. He has also held public directorships at Arakis Energy Corporation from June 1997 to October 1998, at Aero Services International, Inc. from December 1989 to May 1993 (where he was Chairman of the Board from August 1990 to December 1992) and at Triton Europe, plc. from October 1989 to May 1993. Mr. Crowell holds a BA degree from John Hopkins and a JD from University of Arkansas. He was admitted to the practice of law in Texas in 1974.

Mark A. Erickson. Mr. Erickson has served as Chief Executive Officer and President of Gasco and as a Director and a member of the executive committee, since February 2001. Mr. Erickson served as President of Pannonian Energy Inc. from mid-1999 until the Company's merger with Pannonian Energy in February 2001. In late 1997, Mr. Erickson co-founded Pennaco Energy, Inc., an AMEX listed oil and gas company with properties in the Powder River basin of Wyoming. He served as an officer and Director of Pennaco from its inception until mid-1999. Mr. Erickson served as President of RIS Resources (USA), a natural gas company from late 1997 to the end of 1998. Mr. Erickson is a Registered Petroleum Engineer with twenty years of experience in business development, finance, strategic planning, marketing, project management and petroleum engineering. He holds a MS in Mineral Economics from the Colorado School of Mines.

Richard S. Langdon. Mr. Langdon became a Director of Gasco and a member of the audit committee in March 2003. Mr. Langdon is currently the President and Chief Executive Officer of Matris Exploration Company, a privately held exploration and production company active in California. From 1997 until December 2002, Mr. Langdon served as Executive Vice President and Chief Financial Officer of EEX Corporation, a NYSE-listed exploration and production company that was acquired by Newfield Exploration in late 2002. Before joining EEX Corporation, Mr. Langdon was an oil and gas consultant from August 1996 to March 1997. Prior to that, he held various positions with the Pennzoil Companies since 1991, including Executive Vice President--International Marketing--Pennzoil Products Company, from June 1996 to August 1996; Senior Vice President--Business Development & Shared Services--Pennzoil Company from January 1996 to June 1996; and Senior Vice President--Commercial & Control--Pennzoil Exploration & Production Company from December 1991 to December 1995. Mr. Langdon holds a B.S. in Mechanical Engineering and a Masters of Business Administration, both from the University of Texas at Austin.

Carmen J. (Tony) Lotito. Mr. Lotito has served as a Director of Gasco and as the Chairman of Gasco's audit and compensation committees since April 2001. Mr. Lotito has served as Executive Vice President, Chief Financial Officer, Secretary - Treasurer and a director of GSL Energy Corporation from August 2005 through the present. He served as Executive Vice President, Chief Financial Officer, Treasurer and as a director of Galaxy Energy Corporation, a publicly traded natural gas and coalbed methane exploration and development company upon its acquisition of Dolphin Energy Corporation in November 2002. Mr. Lotito served as the Chief Financial Officer, Treasurer and a Director of Dolphin Energy Corporation from September 2002 through November 2002. Mr. Lotito served as Vice President, Chief Financial Officer and a Director of Coriko Corporation, a private business development company from November 2000 to August 2002. Mr. Lotito has been a member of Equistar Capital LLC, an investment-banking firm since December 1999. From March 2000 to September 2001, Mr. Lotito served as a Director of marketing for Impact Web Development. Prior to joining Coriko from Utah Clay Technology, Inc., Mr. Lotito was self-employed as a financial consultant. In 1988, Mr. Lotito joined ConAgra, Inc., in San Antonio, Texas as a brand manager. In 1966, Mr. Lotito joined the firm of Pannell, Kerr Forester & Co. as a senior accountant in management and audit services for the company's Los Angeles and San Diego, California offices. Mr. Lotito holds a BS degree in Accounting from the University of Southern California.

John A. Schmit. Mr. Schmit became a Director of Gasco in October 2003 and a member of the Compensation committee in December 2004. Mr. Schmit is a Manager of Crestview Capital Partners, LLC, a private investment firm specializing in private placements for small public companies. Prior to joining Crestview in February 2005, Mr. Schmit served as Vice President of Investments for RENN Capital Group, Inc., a registered investment advisor, where he was a portfolio manager of closed-end funds from May 1997 through December 2004. From September 1992 to September 1994, he practiced law with the law firm of Gibson, Ochsner & Adkins, in Amarillo, Texas. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from The Georgetown University Law Center.

Carl Stadelhofer. Mr. Stadelhofer has served as a Director since February 2001 and a member of the Audit Committee and the Compensation Committee of Gasco since April 2001. Mr. Stadelhofer is a partner with the law firm of Rinderknecht Klein & Stadelhofer in Zurich, Switzerland, where he has practiced law for over twenty years. He was admitted to the practice of law in Switzerland in 1982. He completed his law degree in 1979 in Switzerland and studied law in the United States at Harvard Law School and at Georgetown University Law School. His practice specializes in banking and financing, mergers and acquisitions, investment funds and international securities transactions.

Executive Officers

The following sets forth certain biographical information concerning each of the Company's executive officers, other than executive officers who also serve as directors:


                                                                          Age as
                                                                            of
      Name                     Position with the Company                 3/31/06

Michael K. Decker   Executive vice president and chief operating officer     51
W. King Grant       Executive vice president and chief financial officer     42


Michael K. Decker. Mr. Decker has served as Executive Vice President and Chief Operating Officer of Gasco since July 2001 and as Director from July 2001 until October 2003. From August 1999 until July 2001, Mr. Decker founded and served as the President of Black Diamond Energy, LLC. From 1990 to August 1999 Mr. Decker served as the Vice President of Exploitation of Prima Energy Corporation, a Nasdaq traded oil and gas company. From 1988 to 1990, Mr. Decker was employed by Bonneville Fuels Corporation as a Senior Geologist. From 1977 to 1988, Mr.
Decker was employed by Tenneco  Exploration  and Production  Company as a Senior

Project Geological Engineer. Mr. Decker has over twenty-nine years of oil and gas exploration, development, operations and mergers and acquisitions experience. He holds a BS degree in Geological Engineering from the Colorado School of Mines and is the Chairman of the Board of the Potential Gas Committee, an independent natural gas resource assessment organization.

W. King Grant. Mr. Grant has served as Chief Financial Officer of Gasco since July 2001 and as Director from July 2001 until March 2003. From November 1999 to May 2001, Mr. Grant served as Executive Vice President and Chief Financial Officer for KEH.com, a catalog/internet retailer of new and used camera equipment. From February 1997 to March 1999, Mr. Grant was a Senior Vice President in the Natural Resources Group of ING Baring, LLC where he was responsible for providing financing and advisory services to mid-cap and smaller energy companies. For the previous eleven years, Mr. Grant held several positions at Chase Manhattan Bank and its affiliates, most recently as a Vice President in the Oil & Gas group. Mr. Grant holds a BSE in Chemical Engineering from Princeton University and an MBA from the Wharton School at the University of Pennsylvania.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of the Company's common stock as of April 15, 2006 by: any individual, partnership or corporation that is known to the Company, solely by reason of its examination of Schedule 13D and 13G filings made with the SEC, to be the beneficial owner of more than 5% of each class of shares issued and outstanding and each executive officer, director and all executives, officers and directors as a group. As of April 15, 2006, the Company had 85,672,388 shares of common stock outstanding. If a person or entity listed in the following table is the beneficial owner of less than one percent of the Company's common stock outstanding, this fact is indicated by an asterisk in the table. Unless otherwise noted, each person listed has sole voting and dispositive power over the shares indicated, and the address of each stockholder is the same as the Company's address. The number of shares beneficially owned by a person includes the common shares that are issuable upon conversion of Convertible Notes. These shares are deemed outstanding for the purpose of computing their percentage ownership but are not outstanding for the purposes of computing the percentage ownership of any other person. The number of shares beneficially owned by a person also includes shares that are subject to stock options that are exercisable within 60 days of April 15, 2006. These shares are also deemed outstanding for the purpose of computing their percentage ownership. These shares are not outstanding for the purpose of computing the percentage ownership of any other person.

                                                              Number of Shares
            Name                                             Beneficially Owned              Percent of Class
5% or Greater Holders

Advisory Research, Inc. (1)                                      11,835,705                       13.8%
180 North Stetson Street, Suite 5500
Chicago, IL 60601

Morgan Stanley ((2))                                              6,108,920                        7.1%
1585 Broadway
New York, NY 10036



                                       6




                                                              Number of Shares
            Name                                             Beneficially Owned              Percent of Class
5% or Greater Holders

Saranac Capital Management LP (3)                                 5,626,575                        6.3%
Saranac Capital Management GP LLC
Ross Margolies
31 West 52nd Street
New York, NY 10019

CNH Partners, LLC (4)                                             4,525,000                        5.0%
CNH CA Master Account, L.P.
Two Greenwich Plaza, 3rd Floor
Greenwich, CT 06830


Amaranth LLC ((5))                                                4,512,910                        5.0%
Corporate Actions, Amaranth Group Inc.
1 American Lane
Greenwich, CT 06831

Directors and Executive Officers

Marc Bruner  (6) (7)                                              4,334,337                        5.0%

Mark A. Erickson (6) ((8))                                        3,933,055                        4.5%

Michael K. Decker (6)                                             1,089,619                        1.3%

W. King Grant (6)                                                 1,200,520                        1.4%

Carmen J. (Tony) Lotito (6)                                        393,000                          *

Carl Stadelhofer (6)                                               337,500                          *

Charles B. Crowell (6)                                             505,172                          *

Richard S. Langdon ((6))                                           198,772                          *

Richard J. Burgess ((6)) ((9))                                     260,915                          *

John A. Schmit ((6)) (10)                                          71,523                           *

All Directors and Executive Officers as a Group (10
persons)  (6) (7) (8) (9) (10)                                   12,324,413                       13.6%


---------------
(1) Advisory Research, Inc. acts as investment advisor and therefore has investment discretion over the shares held by its clients.

(2) Morgan Stanley is the parent company of, and indirect beneficial owner of securities held by one of its business units. None of the accounts which are managed on a discretionary basis by Morgan Stanley hold more than 5% of the class.

(3) Saranac Capital Management GP LLC is the general partner of Saranac Capital Management LP and, in such capacity may be deemed to have investment discretion over and may be deemed to be the beneficial owner of securities held for the account of Saranac Capital Management LP. In his capacity as the managing member of Saranac Capital Management LP, Mr. Ross Margolies may be deemed to have investment discretion over, and may be deemed to be the beneficial owner of securities held for the account of Saranac Capital Management LP. The securities are comprised of 1,426,575 shares of common stock and 4,200,000 shares of common stock issuable upon the conversion of $16,800,000 of 5.5% Convertible Notes.

(4) CNH CA Master Account, L.P. exercises voting and dispositive power over the securities comprised of 4,525,000 shares of common stock issuable upon the conversion of $18,100,000 of 5.5% Convertible Notes.

(5) Amaranth Advisors L.L.C., the Trading Advisor for Amaranth LLC, exercises voting and dispositive power over the securities comprised of 37,000 shares of common stock and 4,475,410 shares of common stock issuable upon the conversion of $17,901,640 of 5.5% Convertible Notes. Nicholas M. Maounis is the managing member of Amaranth Advisors L.L.C.

(6) The following number of shares of common stock issuable upon the exercise of options that are exercisable within 60 days of April 15, 2006 are included in the amounts shown: Mr. Bruner, 1,122,915 shares; Mr. Erickson, 1,188,328 shares; Mr. Decker, 867,328 shares; Mr. Grant, 750,328 shares; Mr. Lotito, 212,500 shares; Mr. Stadelhofer, 337,500 shares; Mr. Crowell, 327,080 shares; Mr. Langdon, 197,915 shares; Mr. Burgess, 147,915 shares; Mr. Schmit, 56,250 shares.

(7) The common stock held by Mr. Bruner includes 8,707 shares of common stock that is held by Resource Venture Management, which is a company owned by Mr. Bruner.

(8) The common stock held by Mr. Erickson includes 161,524 shares of common stock owned by his wife as custodian for their children.

(9) The common stock held by Mr. Burgess includes 60,000 shares of common stock held in a trust for Mr. Burgess' wife of which he is the trustee.

(10) The common stock held by Mr. Schmit includes 273 shares of common stock which represents shares of stock owned by Crestview Capital Master, LLC multiplied by Mr. Schmit's ownership interest in Crestview at the time the shares were purchased. He does not own or share voting or dispositive power over such shares.

Directors' Meetings and Committees of the Board of Directors

The Board of Directors held six meetings during 2005. During 2005, each of the directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that such director served as a director and (ii) the total number of meetings held by each committee of the Board of Directors on which such director served during the period that such director so served. Although we have no formal policy with respect to Director attendance at our annual meeting, we invite our Directors to attend. Last year all of our Directors attended our annual meeting.

The Board of Directors of Gasco has formed an Audit Committee, a Compensation Committee and an Executive Committee.

The Audit Committee currently consists of Messrs. Lotito, Stadelhofer, Langdon and Crowell, all of whom are independent under the definition of independence used in the AMEX listing standards. Mr. Lotito serves as the chairman of the Audit Committee. The Board of Directors has determined that Mr. Lotito is an audit committee financial expert with the meaning proscribed by the rules and regulations under the Securities and Exchange Act of 1934. The Audit Committee met five times during 2005. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's internet website at www.gascoenergy.com. The Audit Committee is primarily responsible for:

     -    selecting the independent auditors for recommendation to the Board;

     - selecting the securities legal counsel for recommendation to the Board;

     - reviewing the scope of the proposed audit for the current year including the audit procedures to be utilized and the conclusions and comments or recommendations of the independent auditors;

     - reviewing the adequacy and effectiveness of the accounting controls of the corporation;

     - reviewing the internal audit function including the independence and authority of its reporting obligations;

     - reviewing the financial statements contained in the annual and quarterly reports to shareholders;

     - reviewing the accounting and financial human resources and succession planning within the Company, and

     - investigating any matter brought to its attention within the scope of its duties.

The Audit Committee has performed its annual review and assessment of the Audit Committee Charter, which was adopted in March 2001. The report of the Audit Committee is set forth below.

The Compensation Committee currently consists of Messrs. Lotito, Stadelhofer, Burgess, Crowell and Schmit. The Compensation Committee met four times during 2005. Mr. Lotito serves as chairman of the Compensation Committee. The report of the Compensation Committee with regard to compensation matters is set forth below. The Compensation Committee is responsible for:

     -    administering and granting awards under all equity incentive plans;

     - reviewing the compensation of the Company's Chief Executive Officer and recommendations of the Chief Executive Officer as to appropriate compensation for the other executive officers and key personnel;

     -    examining  periodically the Company's general compensation  structure;
          and

     - supervising the Company's welfare and pension plans and compensation plans.

The Executive Committee currently consists of Messrs. Bruner, Erickson and Crowell. The Executive Committee met twenty times during 2005. The principal responsibility of the Executive Committee is to aid and assist the Company's management in the day-to-day operations of the Company. The purpose of the Executive Committee in particular, is to act on behalf of the Board of Directors, subject to certain limitations, when it is not feasible to call and convene a full board meeting.

Report of the Audit Committee

The Audit Committee of the Board of Directors is composed of four non-employee directors who satisfy the requirements of the AMEX listing standards as to independence. The Audit Committee operates under a written charter, which was approved by the Board of Directors in April 2001.

The Audit Committee's primary duties and responsibilities are to provide independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee annually reviews and recommends to the Board the selection of the Company's independent auditors, subject to shareholder ratification.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited financial statements with management and with the independent auditors. The Audit Committee has also discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.

The independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with the independent auditors their independence with respect to the Company.

Based on the above discussions and review with management and the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee:

CHARLES B. CROWELL
RICHARD S. LANGDON
CARMEN J. (TONY) LOTITO
CARL STADELHOFER

Audit Fees Summary

Audit fees relate to the quarterly reviews, the financial statement and internal control audit for the years ended December 31, 2005 and 2004 and all other services provided in connection with the statutory and regulatory filings during these fiscal years. During 2004 the Company retained Deloitte & Touche LLP as its principal auditors to provide audit and tax services. On September 8, 2004, Deloitte resigned as the Company's independent registered public accounting firm. On September 14, 2004, our Audit Committee engaged Hein & Associates LLP to serve as the Company's independent public accountants for the fiscal year 2004. The Audit Committee also decided to continue to retain Deloitte to advise the Company with respect to tax matters.

Tax fees during the year ended December 31, 2004 which were paid to Deloitte relate to the preparation of the federal and state tax returns as well as the services rendered for tax advice and planning.

The following table summarizes the fees paid to the independent accountants during the periods presented.

                                     For the Year Ended December 31,
                                     -------------------------------
                                          2005               2004
                                          ----               ----

         Audit Fees                   $ 325,935             $298,351
         Audit Related Fees                   -                    -
         Tax Fees                             -               47,571
                                      ---------            ---------
             Total                    $ 325,935            $ 345,922
                                      =========            =========

The Audit Committee pre-approves the fees associated with the Company's audit and tax engagements. During the course of the year, if additional non-audit services are identified, these services are presented to the Audit Committee for pre-approval. All fees incurred during 2005 and 2004 were approved by the full Audit Committee. The Audit Committee and the Board of Directors considered the services listed above to be compatible with maintaining the accountants' independence.

Compensation of Directors

During 2005, each director of the Company who was not a full-time employee or consultant was paid a monthly director's fee of $3,000 plus an additional monthly fee of $1,000 for each committee on which the director serves. Directors are also entitled to receive additional compensation of $500 per half day for each half day spent on Gasco business in excess of five whole days in a single month. In addition, each director was reimbursed for reasonable travel expenses incurred in connection with such director's attendance at Board of Directors and Committee meetings.

In June 2005, the non-employee directors were granted options to purchase an aggregate 625,000 shares of the Company's common stock at an exercise price of $3.39 per common share. The options vest 25% at the end of each calendar quarter beginning September 30, 2005.

Director Nominations Process

The Board of Directors does not have a nominating committee; however, given the fact that a majority of the Board of Directors is comprised of independent directors, the Board of Directors believes the functions of a nominations committee are adequately addressed by the following process for the nomination of director candidates, which has been adopted by the Board of Directors. Stockholders seeking to recommend director candidates for consideration may do so by writing the Secretary of the Company, giving the recommended candidates' name, biographical data and qualifications; provided that such recommendations are submitted by shareholders within the time period set forth below under "Stockholder Proposals and Nominations."

A majority of our independent directors is required to approve the director nominations. The members of the Audit Committee participate in the nomination process and approve the selection of director nominees. The full Board of Directors, including directors that are not independent, also approves the director nominations. When identifying director nominees, the Board of Directors considers, among other factors, the candidate's reputation, integrity, independence from the Company, skills and business, government or other professional acumen, bearing in mind the composition of the Board of Directors and the current state of the Company and the industry generally; the number of other public companies for which the candidate serves as director; the availability of the candidate's time and commitment to the Company and the candidate's specific experience in the oil and gas business. In the case of current directors being considered for re-nomination, the Board of Directors also takes into account the director's tenure as a member of the Board of Directors, the director's history of attendance at meetings of the Board of Directors and committees thereof; and the director's preparation for and participation in such meetings. The same criteria will be evaluated with respect to candidates recommended by stockholders. In addition, the Board of Directors takes into account whether a candidate has been designated by one or more groups of holders of the Company's equity securities pursuant to the terms of such security.

Stockholders Communications

Stockholders can contact any director or committee of the Board of Directors by writing them c/o Secretary, Gasco Energy, Inc., 8 Inverness Drive E., Suite 100, Englewood, Colorado 80112.

Certain Transactions

Marc A. Bruner Strategic Consulting Agreement The Company entered into a Strategic Consulting Agreement with Mr. Bruner, effective January 2, 2003, that expires on January 31, 2007. The agreement is automatically extended each year for an additional one year-term from the next anniversary date unless the Company notifies Mr. Bruner in writing at least 120 days prior to the next anniversary date that the Company will not be renewing the agreement on the next anniversary date. The agreement entitles Mr. Bruner to an annual fee of $120,000 and an annual bonus payment equal to 0.875% of Gasco's cash flow from wells drilled by or on behalf of the Company. Mr. Bruner received an annual bonus of $86,887 for the year ended December 31, 2005. The agreement provided for the award to Mr. Bruner of 187,500 shares of common stock of the Company from a restricted stock plan in exchange for the surrender by Mr. Bruner of vested options to purchase 150,000 shares of common stock at $3.15 per share, 50,000 shares of common stock at $3.00 per share and 925,000 shares of common stock at $2.00 per share. Mr. Bruner also has the right to receive 25% of all option grants made by the Company each calendar year during the term of the agreement. Mr. Bruner waived this right with respect to all option grants during 2005 and 2004. In addition, the agreement provides that each year Mr. Bruner and the Company shall mutually agree on a performance-based bonus plan for Mr. Bruner. The agreement also contains non-compete provisions in the event of the termination of the agreement.

Mr. Bruner's agreement also provides for certain payments in the event that the agreement is terminated for any reason other than his voluntary termination, death, disability or termination for cause. In the event that Mr. Bruner's agreement is terminated by the Company without cause or due to certain change of control events, Mr. Bruner is entitled to receive an amount equal to his annual fee for the remaining term of the agreement plus an additional cash payment of $500,000. If the termination occurs at anytime when the average closing price for the Company's common stock for the 30 trading days prior to termination is equal to between $1.50 per share and $1.99 per share, the additional cash payment will increase to $1,000,000. This payment will be further increased as such average closing price increases, up to a maximum of $3,500,000 if such average closing price is greater than $3.50 per share. If the termination is because of a change of control of the Company, the additional cash payment will be based on the consideration per share paid to the Company's shareholders in connection with the change of control instead of the market price of the Company's common stock.

Other Transactions

On October 11, 2004, the Board of Directors of Gasco, other than Mr. Erickson and Mr. Bruner, approved a transaction pursuant to which Marc Bruner, the chairman of Gasco's Board of Directors, and Mark Erickson, a director and President and Chief Executive Officer of Gasco, would transfer to Gasco their rights to receive certain overriding royalty interests in its properties in exchange for the grant to each of them of options to purchase 100,000 shares of Gasco common stock at the market price on the date of grant. Messrs. Bruner and Erickson subsequently agreed to transfer such rights to Gasco for no options or other consideration.

For each individual, these interests range between .06% and 0.6% of Gasco's working interest in certain of its Utah and Wyoming properties. Gasco will also agree to convey equivalent royalty interests to Mr. Bruner and Mr. Erickson, or either of them, in the event that it sells any of the property subject to the royalty interests, upon certain change of control events or upon the involuntary termination of either individual. Mr. Bruner and Mr. Erickson acquired these rights under a Trust Termination and Distribution Agreement, dated December 31, 2002, with respect to the Pannonian Employee Royalty Trust ("Royalty Trust"). The Royalty Trust had been established by Pannonian Energy, Inc. ("Pannonian") prior to Pannonian becoming a wholly owned subsidiary of Gasco, to provide additional compensation to the employees and founding directors of Pannonian, which included Mr. Bruner and Mr. Erickson, in the form of oil and gas interests. The terms of the Trust Termination and Distribution Agreement ("Termination Agreement") required Gasco to assign to the participants of the Royalty Trust overriding royalty interests that arise out of the production of oil and gas from certain properties as a result of future drilling. The transaction was reviewed and approved by Gasco's Audit Committee and was signed by Mr. Erickson and Mr. Bruner on December 23, 2004.

During the years ended December 31, 2005, 2004 and 2003 the Company paid $120,000 in consulting fees each year and an annual bonus of $86,887 during the year ended December 31, 2005 to a company owned by Mr. Bruner pursuant to the Strategic Consulting Agreement described above. The Company is committed to pay consulting fees of $120,000 per year to Mr. Bruner's company through January 31, 2007. During the year ended December 31, 2005 Mr. Bruner was awarded 75,000 options to purchase shares of common stock at an exercise price of $3.39 per share. These options vest 25% at the end of each calendar quarter beginning September 30, 2005. During the year ended December 31, 2004 Mr. Bruner was awarded 50,000 options to purchase common stock at an exercise price of $2.15 per share. These options vest 16 2/3% at the end of each four-month period after the issuance date. During the year ended December 31, 2003, the Company issued 187,500 shares of common stock to Mr. Bruner from the Company's restricted stock plan. These restricted shares vest 20% on the first anniversary, 20% on the second anniversary and 60% on the third anniversary of the award.

Section 16 (a) Beneficial Ownership Reporting Requirements

Section 16 (a) of the Securities Exchange Act of 1934 requires the officers, directors and persons who own more than ten percent of the Company's stock, to file reports of ownership and changes in ownership with the Securities Exchange Commission ("SEC"). Officers, directors and greater than ten percent owners are required by SEC regulations to furnish the Company with copies of all Section 16
(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that each of its officers, directors and greater than ten percent owners complied with all Section 16 (a) filing requirements applicable to them during the year ended December 31, 2005, except for the following late filings: Mark Erickson filed a Form 4 dated 6/14/05 on 6/28/05 and a Form 4 dated 12/15/05 on 12/23/05: W. King Grant filed a Form 4 dated 6/14/05 on 6/28/05, a Form 4 dated 8/12/05 on 8/18/05 and a Form 4 dated 12/15/05 on
12/23/05; and Michael Decker filed a Form 4 dated 6/14/05 on 6/28/05 and a Form 4 dated 12/15/05 on 12/23/05.

Executive Compensation

The following table sets forth the compensation paid to our President and Chief Executive Officer and each of our next highly compensated executive officers and other employees for services rendered during the years ended December 31, 2005, 2004 and 2003.

                                                                             Long Term
                                              Annual Compensation           Compensation
                                                                      Restricted       Securities
                                                                         Stock         Underlying        All Other
Name & Principal Position           Year      Salary           Bonus    Awards          Options         Compensation
-------------------------           ----      ------           -----    ------                          ------------
                                                                          (1)             (#)                (2)
                                                                                   -      ----

Mark A. Erickson (2)                2005      $ 175,000    $ 186,887   $    3,645             160,000          $ 8,400
President                           2004        127,722       52,500      239,399             100,000            8,200
Chief Executive Officer             2003        120,000        5,000      131,250                   -            5,400

W. King Grant                       2005      $ 175,000    $ 149,650      $ 3,645             160,000          $ 8,400
Executive Vice President            2004        175,000       52,500      151,200             100,000            8,200
Chief Financial Officer             2003        175,000        5,000       35,000             200,000            5,400

Michael K. Decker                   2005      $ 175,000    $ 174,475      $ 3,645             160,000          $ 8,400
Executive Vice President            2004        175,000       52,500      151,200             100,000            8,200
Chief Operations Officer            2003        175,000        5,000            -             350,000            5,400

John D. Longwell                    2005      $ 135,000     $ 40,000      $ 3,645             160,000          $ 6,839
Operations Manager                  2004        121,250       10,000       54,179             100,000            4,760
                                    2003        120,000        2,500            -              50,000            4,900

Mark J. Choury                      2005      $ 115,000     $ 15,000      $ 3,645              75,000          $ 5,180
Land Manager                        2004        108,583        5,000       28,350              50,000            4,329
                                    2003          4,846            -            -             100,000                -

----------------------

     (1) Amount represents the value of the shares of restricted stock calculated using the trading price of the Company's common stock on the date of grant. As of December 31, 2005, Mr. Erickson held 298,225 shares of restricted stock valued at $1,947,409 as of such date, Mr. Grant held 123,872 shares of restricted stock valued at $808,884 as of such date, Mr. Decker held 75,335 shares of restricted stock valued at $491,938 as of such date, Mr. Longwell held 27,315 shares of restricted stock valued at $178,367 at such date, and Mr. Choury held 14,382 shares of restricted stock valued at $93,914 as of such date. The restricted shares were issued on December 15, 2005, June 14, 2004 and on August 12, 2003 and vest 20% on the first anniversary, 20% on the second anniversary and 60% on the third anniversary of the awards.

     (2) Amount represents the employer contribution to the 401(k) plan of the individual.

The following table sets forth information with respect to all stock options granted during the year ended December 31, 2005 to the named Executive Officers and other highly compensated employees.

                                                                                                   Potential Realized
                                                                                                    Value at Assumed
                                                                                                 Annual Rates of Stock
                                                                                                   Price Appreciation
                                                    Individual Grants                             for Option Term (1)
                                                    -----------------                                 ------------
                             Number of       % of Total Options
                            Securities           Granted to           Exercise
                            Underlying      Employees, Directors      or Base
                             Options        and Consultants in         Price       Expiration         5%             10%
          Name               Granted            Fiscal Year          ($/Share)        Date        Share Price   Share Price
          ----               --------           -----------          ---------        ----        -----------   -----------
Mark A. Erickson                 160,000             7%                $ 3.39        6/9/15           $385,600      $1,004,800
W. King Grant                    160,000             7%                $ 3.39        6/9/15           $385,600      $1,004,800
Michael K. Decker                160,000             7%                $ 3.39        6/9/15           $385,600      $1,004,800
John D. Longwell                 160,000             7%                $ 3.39        6/9/15           $385,600      $1,004,800
Mark J. Choury                    75,000             3%                $ 3.39        6/9/15           $180,750     $   471,000



          (1) Securities and Exchange Commission Rules require calculation of potential realizable value assuming that the market price of the Common Stock appreciates in value at 5% and 10% annualized rates from the date of grant to the expiration date of the option. The market price of the Company's common stock on the date of grant was $3.39 per share. No gain to an executive officer or employee is possible without an appreciation in Common Stock value, which will benefit all holders of Common Stock. The actual value an executive officer or employee may receive depends on market prices for the Common Stock, and there can be no assurance that the amounts reflected will actually be realized.

The following table sets forth the value of options exercised during 2005 and held by the executive officers and highly compensated employees at December 31, 2005.




                 Aggregated Option Exercises in Last Fiscal Year and FY-End Option/ Values

                                                              Number of Securities Underlying               Value of Unexercised
                                                         Unexercised Options at FY-End (#)     In-the-Money Options at FY-End ($)(2)
                                                         ---------------------------------     -------------------------------------
                         Shares Acquired     Value
Name                       on Exercise      Realized (1)    Exercisable       Unexercisable       Exercisable         Unexercisable
----                       -----------      -----------     -----------       -------------       -----------         -------------

Mark A. Erickson                -                 -          1,118,330           166,670           $6,034,302            $572,348

W. King Grant                 50,000          $241,000        680,670            166,670           $2,985,162            $572,348
Michael K. Decker               -                 -           815,663            166,670           $3,856,972            $572,348
John D. Longwell             185,000          $787,250        108,330            166,670            $390,271             $572,348
Mark J. Choury                50,000          $241,000        129,166             95,834            $614,498             $365,252


(1) The dollar value realized equals the difference between the fair market value of the Company's Common Stock on the date of exercise and the grant price, multiplied by the number of shares acquired on exercise.
(2) The value of in-the-money options is equal to the fair market value of a share of Common Stock on December 31, 2005 of $6.53, less the exercise price.

Employment Agreements

     Michael K. Decker Employment Agreement. Gasco entered into an employment agreement with Mr. Decker effective July 1, 2003, that currently expires on January 31, 2007. The agreement is automatically extended each year for an additional one year-term from the next anniversary date unless the Company notifies Mr. Decker in writing at least 120 days prior to the next anniversary date that the Company will not be renewing the agreement on the next anniversary date. Mr. Decker serves as Chief Operating Officer and Executive Vice President of Gasco. Mr. Decker's employment agreement entitles him to an annual salary of $175,000 subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.75% of Gasco's cash flow from wells drilled by or on behalf of the Company. The Board of Directors approved an increase in Mr. Decker's annual salary to $200,000 effective January 1, 2006. The employment agreement also provided for the award of options to purchase 350,000 shares of common stock at $1.00 per share. The options vested 16 2/3% at the end of each four month period after the issuance date, February 14, 2003, until they became fully vested on February 14, 2005. Mr. Decker is also entitled to receive 10% of all option grants made by the Company each calendar year during the term of the agreement. Mr. Decker waived this right with respect to all option grants during 2005 and 2004. In addition, the employment agreement provides that each year Mr. Decker and the Company shall mutually agree on a performance-based bonus for Mr. Decker. The employment agreement also contains non-compete provisions in the event of Mr. Decker's termination of employment.

Mr. Decker's employment agreement also includes provisions governing the payment of severance benefits if his employment is terminated for any reason other than his voluntary resignation, death, disability or discharge for cause. In the event that Mr. Decker's employment is terminated by the Company without cause or due to certain change of control events, Mr. Decker is entitled to receive an amount equal to his salary for the remaining term of the agreement plus an additional cash payment of $250,000. If the termination occurs at anytime when the average closing price for the Company's common stock for the 30 trading days prior to termination is equal to between $1.50 per share and $1.99 per share, the additional cash payment will increase to $500,000. This payment will be further increased as such average closing price increases, up to a maximum of $1,750,000 if such average closing price is greater than $3.50 per share. If the termination is because of a change of control of the Company, the additional cash payment will be based on the consideration per share paid to the Company's shareholders in connection with the change of control instead of the market price of the Company's common stock.

     Mark A. Erickson Employment Agreement. Gasco entered into an employment agreement with Mr. Erickson effective January 2, 2003, that currently expires on January 31, 2007. The agreement is automatically extended each year for an additional one year-term from the next anniversary date unless the Company notifies Mr. Erickson in writing at least 120 days prior to the next anniversary date that the Company will not be renewing the agreement on the next anniversary date. Mr. Erickson serves as Chief Executive Officer and President of Gasco. Mr. Erickson's employment agreement entitles him to an annual salary of $120,000, subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.875% of Gasco's cash flow from wells drilled by or on behalf of the Company. The Board of Directors increased Mr. Erickson's annual salary to $175,000 during 2005. Additionally, the Board of Directors approved an increase in Mr. Erickson's annual salary to $200,000 effective January 1, 2006. Mr. Erickson's employment agreement provided for the issuance of 187,500 shares of common stock from a restricted stock plan in exchange for the surrender by Mr. Erickson of vested options to purchase 250,000 shares of common stock at $3.00 per share and 875,000 shares of common stock at $2.00 per share. Mr. Erickson also has the right to receive 25% of all option grants made by the Company each calendar year during the term of the agreement. Mr. Erickson waived this right with respect to all option grants during 2005 and 2004. In addition, the employment agreement provides that each year Mr. Erickson and the Company shall mutually agree on a performance-based bonus for Mr. Erickson. The employment agreement also contains non-compete provisions in the event of Mr. Erickson's termination of employment.

Mr. Erickson's employment agreement also includes provisions governing the payment of severance benefits if his employment is terminated for any other reason other than his voluntary resignation, death, disability or discharge for cause. In the event that Mr. Erickson's employment is terminated by the Company without cause or due to certain change of control events, Mr. Erickson is entitled to receive an amount equal to his salary for the remaining term of the agreement plus an additional cash payment of $500,000. If the termination occurs at anytime when the average closing price for the Company's common stock for the 30 trading days prior to termination is equal to between $1.50 per share and $1.99 per share, the additional cash payment will increase to $1,000,000. This payment will be further increased as such average closing price increases, up to a maximum of $3,500,000 if such average closing price is greater than $3.50 per share. If the termination is because of a change of control of the Company, the additional cash payment will be based on the consideration per share paid to the Company's shareholders in connection with the change of control instead of the market price of the Company's common stock.

W. King Grant III Employment Agreement. Gasco entered into an employment agreement with Mr. Grant's effective January 2, 2003, that currently expires on January 31, 2007. The agreement is automatically extended each year for an additional one year-term from the next anniversary date unless the Company notifies Mr. Grant in writing at least 120 days prior to the next anniversary date that the Company will not be renewing the agreement on the next anniversary date. Mr. Grant serves as Chief Financial Officer and Executive Vice President of Gasco. Mr. Grant's employment agreement entitles him to an annual salary of $175,000, subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.5% of Gasco's cash flow from wells drilled by or on behalf of the Company. The Board of Directors approved an increase in Mr. Grant's annual salary to $200,000 effective January 1, 2006. The employment agreement provided for the award to Mr. Grant of options to purchase 200,000 shares of common stock at $1.00 per share. The options vested 16 2/3% at the end of each four month period after the issuance date, February 14, 2003, until they became fully vested on February 14, 2005. Mr. Grant is also entitled to receive

10% of all option grants made by the Company each calendar year during the term of the agreement. Mr. Grant waived this right with respect to all option grants during 2005 and 2004. In addition, the employment agreement provides that each year Mr. Grant and the Company shall mutually agree on a performance-based bonus for Mr. Grant. The employment agreement also contains non-compete provisions in the event of Mr. Grant's termination of employment.

Mr. Grant's employment agreement also includes provisions governing the payment of severance benefits if his employment is terminated for any other reason other than his voluntary resignation, death, disability or discharge for cause. In the event that Mr. Grant's employment is terminated by the Company without cause or due to certain change of control events, Mr. Grant is entitled to receive an amount equal to his salary for the remaining term of the agreement plus an additional cash payment of $250,000. If the termination occurs at anytime when the average closing price for the Company's common stock for the 30 trading days prior to termination is equal to between $1.50 per share and $1.99 per share, the additional cash payment will increase to $500,000. This payment will be further increased as such average closing price increases, up to a maximum of $1,750,000 if such average closing price is greater than $3.50 per share. If the termination is because of a change of control of the Company, the additional cash payment will be based on the consideration per share paid to the Company's shareholders in connection with the change of control instead of the market price of the Company's common stock.


Anti-Dilution Provisions of Employment Agreements and Consulting Agreement

The employment agreements for Messrs. Decker, Erickson and Grant and the Strategic Consulting Agreement with Mr. Bruner described under "Certain Transactions" that became effective January 2, 2003, as described above, do not contain any anti-dilution provisions.

Compensation Committee Interlocks and Insider Participation

During 2005, the Compensation Committee of the Board was comprised of five directors, Mr. Lotito, Mr. Crowell, Mr. Stadelhofer, Mr. Schmit and Mr. Burgess. None of these directors is or was an officer of the Company or any of its subsidiaries at any time now or in the past. None of our executive officers served as a director or member of a compensation committee of any entity that employed any of our directors during 2005.

Report of the Compensation Committee of the Company

The Compensation Committee of the Board of Directors is responsible for setting and administering the policies that govern the annual compensation and the long-term compensation for the Company's executive officers. The Compensation Committee for the year ended December 31, 2005 was composed of Mr. Lotito, Mr. Crowell, Mr. Stadelhofer, Mr. Schmit and Mr. Burgess, none of whom is employed by the Company or any of its subsidiaries. The Compensation Committee makes all decisions concerning the compensation of executive officers who receive annual compensation in excess of $100,000, determines the total amount of bonuses, if any, to be paid and grants all awards of stock options. The Compensation Committee's compensation practices are designed to attract, motivate and retain key personnel by recognizing individual contributions, as well as the overall performance of the Company.

The current executive compensation consists of base salary, potential cash bonus awards and long-term incentive opportunities in the form of restricted stock and stock options. Although the Compensation Committee has not adopted a formal compensation plan, executive compensation is reviewed by the Compensation
Committee and is set for individual executive officers based on subjective evaluations of each individual's performance, the Company's performance, and a comparison to salary ranges for similar positions in other companies within the oil and gas industry. The goal of the Compensation Committee is to ensure that the Company retains qualified executives and whose financial interests are aligned with those of the shareholders.

Base Salaries: The base salary for each executive officer is determined based on the individual's performance, industry experience and the compensation levels of industry competitors. The Compensation Committee reviews various surveys and publicly filed documents to determine comparable salary levels within the industry.

Potential Cash Bonus Awards: The Compensation Committee does not currently have a formal cash bonus plan. Cash bonuses may be awarded from time to time for exceptional effort and performance. The Compensation Committee considers the achievements of the Company to determine the level of the cash bonus, if any, to be awarded. The Compensation Committee focuses the earnings of the Company, the return on stockholders' equity, the growth in proved oil and gas reserves and the successful completion of specific projects of the Company to determine the level of bonus awards, if any.

Stock Options and Restricted Stock: The Compensation Committee utilizes stock option awards as a method of aligning the executives' interests with those of the stockholders by giving the key employees a direct stake in the performance of the Company. The Compensation Committee uses the same criteria described above to determine the level of stock option awards. During 2005 2,450,000 common stock options and 23,700 shares of restricted stock were issued to the Company's employees and directors. During 2004 1,260,000 common stock options and 395,850 shares of common stock were issued to the Company's employees and directors. During 2003 1,608,000 common stock options and 425,000 shares of restricted stock were granted to the Company's employees and directors.

Compensation of the Chief Executive Officer: During the year ended December 31, 2005, Mark Erickson, President and Chief Executive Officer received total compensation of $370,287 which is comprised of an annual salary of $175,000, a cash bonus of $186,887 and deferred compensation pursuant to the Company's 401(k) plan of $8,400. The Compensation Committee considered the factors described above to determine that the compensation paid to Mr. Erickson during 2005 was appropriate.

The foregoing report is made by the Compensation Committee of the Company's Board of Directors. The members of the Committee during 2005 were Mr. Lotito, Mr. Crowell, Mr. Stadelhofer, Mr. Schmit and Mr. Burgess.

CARMEN LOTITO
CHARLES B. CROWELL
CARL STADELHOFER
JOHN A. SCHMIT
RICHARD J. BURGESS

The Company has adopted a Financial Code of Ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer and controller and is available on the Company's internet website at www.gascoenergy.com. The Company's Corporate Code of Business Conduct and Ethics that applies to all directors, officers and employees is also available on the

Company's internet website. In the event that an amendment to, or a waiver from, a provision of the Company's Financial Code of Ethics or its Corporate Code of Business Conduct and Ethics is necessary, the Company intends to post such information on its website.

Performance Chart

The following chart shows the changes in the value of $100, over the period of January, 2001, when the Company began trading, until December 31, 2005, invested in: (1) Gasco Energy, Inc.; (2) the AMEX Market Index; and (3) a peer group consisting of all the publicly-held companies within SIC code 1311, Crude Petroleum and Natural Gas, consisting of approximately 214 companies. The year-end value of each investment is based on share price appreciation and assumes that $100 was invested on January 1, 2001 and that all dividends were reinvested. Calculations exclude trading commissions and taxes. The comparison of past performance in the graph is required by the SEC and is not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                       January 1,     December 31,       December 31,      December 31,        December 31,       December 31,
                          2001            2001               2002               2003               2004                2005
                          ----            ----               ----               ----               ----                ----
Gasco Energy, Inc.      $100.00          $46.30            $ 18.25            $ 33.86             $112.70            $172.75
Peer Group Index         100.00           96.89             103.29             165.89              210.74             302.76
AMEX Market Index        100.00           97.97              94.07             128.03              146.61             161.69


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                             (Item B on Proxy Card)

The Board of Directors has appointed the firm of Hein & Associates LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006, and recommends ratification by the stockholders of such appointment. Representatives of Hein & Associates LLP are expected to be present at the annual meeting, have an opportunity to make statements regarding the Company and to be available to respond to appropriate questions.

During the third quarter of 2004, our Audit Committee, certain members of management and Deloitte & Touche LLP ("Deloitte"), our prior independent registered public accounting firm, engaged in several discussions regarding whether Deloitte would continue to provide audit services to us. These discussions focused partly on Deloitte's increased staffing requirements for us and many of Deloitte's other clients, due in part to additional requirements of Rule 404 under the Securities Exchange Act of 1934 and other rules promulgated under the Sarbanes-Oxley Act. Deloitte indicated that it had to make a choice in the deployment of its resources. On September 8, 2004, Deloitte resigned as our independent registered public accounting firm. On September 14, 2004, our Audit Committee engaged Hein & Associates LLP to serve as our independent public accountants for the fiscal year 2004. The Audit Committee has decided to continue to retain Deloitte to advise us with respect to tax matters. The reports of Deloitte on Gasco's consolidated financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that in its report dated March 25, 2004, Deloitte included an emphasis paragraph related to the adoption of Statement of Financial Accounting Standards No. 143. During the fiscal years 2002 and 2003 and the subsequent interim period through September 8, 2004, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on Gasco's consolidated financial statements for such years; and during such period, there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

The Board of Directors recommends a vote "For" approval of the proposal to ratify the appointment of Hein & Associates LLP as the Company's independent auditors for 2006.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

Any stockholder who wishes to submit a proposal for inclusion in the proxy material for the Company's 2007 Annual Meeting of Stockholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934. Under Rule 14a-8, such proposal must be submitted to the Secretary of the Company at the address indicated on the cover page of this proxy statement, so that the Secretary receives it no later than January 8, 2007. However, if the date of the 2007 Annual Meeting of Stockholders is more than 30 days from June 14, 2007, the deadline is a reasonable time prior to the Company's printing of the proxy materials, which deadline will be communicated to the stockholders in the Company's public filings.

In addition, the Company's Bylaws provide that only such business as is properly brought before the Annual Meeting will be conducted. For business to be properly brought before the meeting or for nominations of persons for election to the Board of Directors to be properly made at the Annual Meeting by a stockholder and not included in the Company's proxy statement for such meeting, notice must be received by the Secretary of the Company at the address indicated on the cover page not earlier than the close of business on February 14, 2007 and not later than the close of business on March 16, 2007; provided that in the event that the date of the 2007 annual meeting is more than thirty days before or more than seventy days after June 14, 2006, such notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. On request, the Secretary of the Company will provide detailed instructions for submitting proposals or nominations. A copy of the Bylaws may also be obtained upon request from the Secretary of the Company.

                                             By Order of the Board of Directors,

                                             /s/ W. King Grant
                                             ---------------------
                                             W. King Grant
                                             Secretary
May 8, 2006

Proxy - Gasco Energy, Inc.

Meeting Details

Proxy Solicited by Board of Directors for Annual Meeting - June 14, 2006

Charles B. Crowell and Richard S. Langdon, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Gasco Energy, Inc. to be held on June 14, 2006, 10:00 a.m., Mountain Daylight Time, in Conference Room 10 of the Sheraton Denver Tech Center, located at 7007 South Clinton Street, Greenwood Village, Colorado, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees listed in Proposal A, and FOR Proposal B.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be voted on reverse side.)

Annual Meeting Proxy Card

A. Election of Directors.
     The Board of Directors recommends a vote FOR the listed nominees.

                                            For                 Withhold
     01 Marc A. Bruner                      [ ]                   [ ]
     02 Richard J. Burgess                  [ ]                   [ ]
     03 Charles B. Crowell                  [ ]                   [ ]
     04 Mark A. Erickson                    [ ]                   [ ]
     05 Richard S. Langdon                  [ ]                   [ ]
     06 Carmen J. (Tony) Lotito             [ ]                   [ ]
     07 John A. Schmit                      [ ]                   [ ]
     08 Carl Stadelhofer                    [ ]                   [ ]


B. Proposal
The Board of Directors recommends a vote FOR the following proposal.

                                                     For    Against     Abstain
   Proposal to ratify the appointment of Hein &      [ ]      [ ]        [ ]
   Associates LLP as independent auditors of Gasco Energy, Inc. for the fiscal year ending
   December  31, 2006.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on the proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.


Signature 1 - Please keep signature    Signature 2 - Please keep         Date
within the box                         signature within the box     (mm/dd/yyyy)


-----------------------------         ----------------------          --/--/--